UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 19, 2005


                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

           California                0-11113                 95-3673456
 (State or other jurisdiction      (Commission            (I.R.S. Employer
       of incorporation)           File Number)          Identification No.)


                  1021 Anacapa Street, Santa Barbara, CA 93101
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 19, 2005 Pacific Capital Bancorp (the "Company") issued a press release announcing preliminary financial results for the quarter ended June 30, 2005. In the release it stated that it expected fully diluted earnings per share to range between $0.29 and $0.31 per share. This range is less than the guidance it had given in its April 26, 2005 conference call announcing earnings for the first quarter of the year. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release also noted that a conference call would be held that same day. The Company will announce full financial results for the second quarter of 2005 on July 26, 2005 with a conference call and webcast to be held that same day.


Item 9.01  Financial Statements and Exhibits

     (c) Exhibits:

Exhibit Number           Description of Exhibits
--------------           -----------------------

    99.1 Pacific Capital Bancorp press release dated July 19, 2005 with respect to preliminary financial results for the quarter ended June 30, 2005.



                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               PACIFIC CAPITAL BANCORP


Date: July 19, 2005                            By: /s/ Donald Lafler
                                                   -----------------
                                                   Donald Lafler
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number           Description of Exhibits
--------------           -----------------------

    99.1 Pacific Capital Bancorp press release dated July 19, 2005 with respect to preliminary financial results for the quarter ended June 30, 2005.